EXHIBIT 10.80

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                              POORE BROTHERS, INC.

Date of Issuance: _________________                        Warrant No. __

         This  certifies  that,  for value  received,  POORE  BROTHERS,  INC., a
Delaware        corporation       (the        "Company"),        grants       to
_________________________________,   or  registered   assigns  (the  "Registered
Holder"), the right to subscribe for and purchase from the Company, at the price of $____ per share, as such price may be adjusted from time to time (the "Exercise Price"), from and after 9:00 a.m., Phoenix time, on the date of issuance of this Warrant (the "Exercise Commencement Date") and to and including 5:00 p.m., Phoenix time, on _____________ (the "Expiration Date"), ______________ (______) shares, as such number of shares may be adjusted from time to time (the "Warrant Shares"), of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment from time to time as provided in Section 7 hereof.

         Section 1. Registration. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Records"), in the name of the Registered Holder. The Company may deem and treat the Registered Holder as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution to the Registered Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         Section 2. Registration of Transfers and Exchanges.

       (a) Subject to Section 10 hereof, the Company shall register the transfer of this Warrant, in whole or in part, upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto completed and duly endorsed by the Registered Holder, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Common Stock purchase rights so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Common Stock purchase rights not so transferred, if any, shall be issued to the Registered Holder.

       (b) This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the office of the Company specified in or pursuant to
Section 3(b) hereof, for new Warrants, in substantially the form of this Warrant evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Registered Holder at the time of such surrender.

         Section 3. Duration and Exercise of this Warrant.

         (a) This Warrant shall be exercisable by the Registered Holder, in its entirety (and not in part), on any business day before 5:00 p.m., Phoenix time, during the period beginning on the Exercise Commencement Date and ending on the Expiration Date. At 5:00 p.m., Phoenix time, on the Expiration Date, this Warrant, if not previously exercised, shall become void and of no further force or effect.

         (b) Subject to Sections 4 and 10(a) hereof, upon exercise or surrender of this Warrant, with the Form of Election to Purchase attached hereto completed and duly endorsed by the Registered Holder, to the Company at its office at 3500 South La Cometa Drive, Goodyear, Arizona 85338, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the Registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of this Warrant in lawful money of the United States of America, all as specified by the Registered Holder in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise. Any person so designated in the Form of Election to Purchase, duly endorsed by the Registered Holder, as the person to be named on the certificates for the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares, evidenced by such certificates, as of the Date of Exercise (as hereinafter defined) of such Warrant.

         (c) The Registered Holder may pay the applicable Exercise Price pursuant to Section 3(b), at the option of the Registered Holder, either (i) in cash or by cashier's or certified bank check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of this Warrant (the "Aggregate Exercise Price"), or (ii) by wire transfer of immediately available funds to the account which shall be indicated in writing by the Company to the Registered Holder.

         (d) The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly endorsed, and (ii) payment in full of the Aggregate Exercise Price as provided herein.

         (e) This Warrant shall be exercisable as an entirety only (i.e., for all of the Warrant Shares which are then issuable hereunder).

         Section 4. Payment of Taxes and Expenses.

         (a) The Company will pay all expenses and taxes (other than any federal or state income tax or similar obligations of the Registered Holder) and other governmental charges attributable to the preparation, execution, issuance and delivery of this Warrant, any new Warrant and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant or the Warrant Shares, or the issuance or delivery of certificates for Warrant Shares upon the exercise of this Warrant, to a person or entity other than a Registered Holder or an Affiliate (as hereinafter defined) of such Registered Holder.

         (b) An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

         Section 5. Mutilated or Missing Warrant Certificate. If this Warrant shall be mutilated, lost, stolen or destroyed, upon request by the Registered Holder, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, indemnity also reasonably satisfactory to it.

         Section 6. Reservation, Listing and Issuance of Warrant Shares.

         (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the rights represented by this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant. The Company will, at its expense, use its best efforts to cause such shares to be included in or listed on (subject to issuance or notice of issuance of Warrant Shares) all markets or stock exchanges in or on which the Common Stock is included or listed not later than the date on which the Common Stock is first included or listed on any such market or exchange and will thereafter maintain such inclusion or listing of all shares of Common Stock from time to time issuable upon exercise of this Warrant.

       (b) Before taking any action which could cause an adjustment  pursuant to
Section 7 hereof reducing the Exercise Price below the par value of the Warrant Shares, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price, as so adjusted, Warrant Shares that are fully paid and non-assessable.


         (c) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and nonassessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests.

         Section 7. Adjustments of Exercise Price and Number of Warrant Shares.

         (a) The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment from time to time as hereinafter provided. Upon each resulting adjustment of such Exercise Price, the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted to the nearest full Warrant Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         (b) Subdivisions or Combinations of Stock. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced; and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         (c) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (i) consolidates with or mergers into any other corporation and is not the continuing or surviving corporation of such consolidation of merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash and/or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that the
Registered  Holder,  upon the  exercise  of this  Warrant  at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and/or assets to which such holder would have been entitled upon such consummation if the Registered Holder had so exercised this Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section 7).


         (d) Notice of Adjustment. Upon any adjustment of the Exercise Price, then and in each case the Company shall promptly deliver to the Registered Holder a certificate of the chief financial officer of the Company which shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (e) Other Notices. In case at any time there shall occur any of the events described in paragraph (c) of this Section 7, then, in each such case the Company shall give written notice, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, of the date (or, if not then known, a reasonable approximation thereof by the Company) on which such event or events shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Act, or to a favorable vote of stockholders, if either is required.

         Section 8. No Rights or Liabilities as a Stockholder. The Registered Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise shall have occurred. No provision of this Warrant, in the absence of affirmative action by the Registered Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the Registered Holder, shall give rise to any liability of such holder for the

Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         Section 9. Fractional Warrant Shares. The Company shall not be required to issue fractions of Warrant Shares upon exercise of the Warrant or to distribute certificates which evidence fractional Warrant Shares. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant, the Company shall pay to the Registered Holder an amount in cash equal to the fair market value of a Warrant Share as of the Date of Exercise, multiplied by such fraction. For purposes of this Section 9, the fair market value of a Warrant Share shall be determined by the Company's board of directors, in its sole discretion.

         Section 10. Transfer Restrictions; Registration of the Warrant and Warrant Shares.

       (a) Neither the Warrant nor the Warrant Shares have been registered under the Act. The Registered Holder, by acceptance hereof, represents that it is acquiring this Warrant to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant, any purchase rights evidenced hereby or any Warrant Shares unless a registration statement is effective for this Warrant or the Warrant Shares under the Act or in the opinion of such Registered Holder's counsel reasonably satisfactory to the Company, a copy of which opinion shall be delivered to the Company, such transaction is exempt from the registration requirements of the Act.

         (b)  Subject  to the  provisions  of the  following  paragraph  of this
Section 10, each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

             THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         (c) The restrictions and requirements set forth in the foregoing paragraph shall apply with respect to Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the Act or are otherwise no longer subject to the restrictions of the Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and stop transfer restrictions applicable to such Warrant Shares to be rescinded.

       (d) The Company will use its best efforts to comply with the reporting requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") (whether or not it shall be required to do so pursuant to such Sections) and will use its best efforts to comply with all other public information reporting requirements of the Securities and Exchange Commission (including, without limitation, Rule 144 promulgated under the Act) from time to time in effect and relating to the availability of an exemption from the Act for sale of restricted securities. The Company also will cooperate with the Registered Holder and with each holder of any Warrant Shares in supplying such information as may be necessary for any such holders to complete and file any information reporting forms presently or hereafter required by the Securities and

Exchange Commission as a condition to the availability of an exemption from the Act for the sale of restricted securities.

         Section 11. Notices. All notices, requests, demands and other communications relating to this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first-class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

         (a) If to the Registered Holder of this Warrant or the holder of the Warrant Shares, addressed to the address of such Registered Holder or holder as set forth on books of the Company or otherwise furnished by the Registered Holder or holder to the Company.

         (b) If to the Company, addressed to Poore Brothers, Inc., 3500 South La Cometa Drive, Goodyear, Arizona 85338, Attention: Chief Financial Officer.

         Section 12. Binding Effect. This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

         Section 13. Survival of Rights and Duties. This Warrant shall terminate and be of no further force and effect on the earlier of (i) 5:00 p.m., Phoenix time, on the Expiration Date and (ii) the date on which this Warrant and all purchase rights evidenced hereby have been exercised, except that the provisions of Sections 4 and 10 hereof shall continue in full force and effect after such termination date.

         Section 14. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Arizona.

         Section 15. Section Headings. The Section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

         Section 16. Amendment or Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the holder of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.

POORE BROTHERS, INC.                         ATTEST:

By: __________________________               By: __________________________
      Name:                                      Name:
      Title:                                     Title:
                                       20

                          FORM OF ELECTION TO PURCHASE

                 (TO BE EXECUTED UPON EXERCISE OF THIS WARRANT)

TO POORE BROTHERS, INC.:

                  THE UNDERSIGNED, THE RECORD HOLDER OF THIS WARRANT, HEREBY IRREVOCABLY ELECTS TO EXERCISE THE RIGHT, REPRESENTED BY THIS WARRANT (WARRANT NO. ___), TO PURCHASE ___________ OF THE WARRANT SHARES AND HEREWITH TENDERS PAYMENT FOR SUCH WARRANT SHARES TO THE ORDER OF POORE BROTHERS, INC. OF $_________ REPRESENTING THE FULL PURCHASE PRICE FOR SUCH SHARES AT THE PRICE PER SHARE PROVIDED FOR IN SUCH WARRANT AND THE DELIVERY OF ANY APPLICABLE TAXES PAYABLE BY THE UNDERSIGNED PURSUANT TO SUCH WARRANT.

                  THE UNDERSIGNED REQUESTS THAT CERTIFICATES FOR SUCH SHARES BE ISSUED IN THE NAME OF:

_______________________________        PLEASE INSERT SOCIAL SECURITY
                                       OR TAX IDENTIFICATION NUMBER
-------------------------------

-------------------------------

-------------------------------

-------------------------------        ----------------------------------
    (PLEASE PRINT NAME AND ADDRESS)

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED, _______________________ HEREBY SELLS, ASSIGNS AND TRANSFERS TO EACH ASSIGNEE SET FORTH BELOW ALL OF THE RIGHTS OF THE UNDERSIGNED UNDER THE ATTACHED WARRANT (WARRANT NO. _____) WITH RESPECT TO THE NUMBER OF SHARES OF COMMON STOCK COVERED THEREBY SET FORTH OPPOSITE THE NAME OF SUCH ASSIGNEE UNTO:

                  NAME OF ASSIGNEE  ADDRESS          NUMBER OF SHARES OF
                  ----------------  -------
                                              COMMON STOCK
                                              ------------





                  IF THE TOTAL OF SAID PURCHASE RIGHTS REPRESENTED BY THE WARRANT SHALL NOT BE ASSIGNED, THE UNDERSIGNED REQUESTS THAT A NEW WARRANT CERTIFICATE EVIDENCING THE PURCHASE RIGHTS NOT SO ASSIGNED BE ISSUED IN THE NAME OF AND DELIVERED TO THE UNDERSIGNED.


DATED: ___________________ NAME OF HOLDER (PRINT):


                                         BY: ________________________________
                                         (NAME): ____________________________
                                         (TITLE): _____________________________